TEMPLETON INSTITUTIONAL FUNDS, INC.

GROWTH SERIES
FOREIGN EQUITY SERIES - PRIMARY SHARES
EMERGING MARKETS SERIES
EMERGING FIXED INCOME MARKETS SERIES

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 1999


[LOGO (R)] TEMPLETON (R)
100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030
1-800/321/8563
(INSTITUTIONAL SERVICES)
-------------------------------------------------------------------------------
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the funds' Annual Report to Shareholders, for the fiscal year ended December 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/321-8563.

CONTENTS

Goals and Strategies...................................................2
Risks.................................................................15
Officers and Directors................................................19
Management and Other Services.........................................23
Portfolio Transactions................................................24
Distributions and Taxes...............................................25
Organization, Voting Rights and Principal Holders.....................27
Buying and Selling Shares.............................................28
Pricing Shares........................................................30
The Underwriter.......................................................31
Performance...........................................................31
Miscellaneous Information.............................................33
Description of Bond Ratings...........................................34

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

                                                              ZTIFI SAI 05/99

                                       1

PAGE

GOALS AND STRATEGIES
-------------------------------------------------------------------------------
GROWTH SERIES The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Growth Series seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing nations. Under normal market conditions, the fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions at least 65% of Growth Series' total assets will be invested in such securities. Although Growth Series generally invests in common stock, it may also invest in preferred stocks and debt securities that the manager believes offer the potential for capital growth. In selecting securities for Growth Series, the manager attempts to identify companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Growth Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 10% of its net assets in illiquid securities. Growth Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Growth Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Growth Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Growth Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Growth Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and
(ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.

FOREIGN EQUITY SERIES The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Foreign Equity Series seeks long-term capital growth through a flexible policy of investing primarily in equity securities and debt obligations of companies and governments outside the U.S. including emerging markets securities. Foreign Equity Series normally will invest at least 65% of its total assets in foreign equity securities. Under normal market conditions, the fund will invest primarily in the equity securities of companies located outside the U.S., including emerging markets. Foreign Equity Series may also invest up to 35% of its total assets in debt securities when, in the judgment of the manager, they offer greater potential for capital appreciation than is available through investment in stocks. In selecting securities for Foreign Equity Series, the manager attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Foreign Equity Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 10% of its net assets in illiquid securities. Foreign Equity Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Foreign Equity Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Foreign Equity Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Foreign Equity Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Foreign Equity Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that
(i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.

                                       2

PAGE


EMERGING MARKETS SERIES The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund seeks long-term capital growth by investing primarily in the equity securities of developing market issuers. The fund may invest up to 100% of its total assets in developing markets, including up to 5% of its total assets in Russian securities. With respect to 75% of its total assets, the fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. The fund may invest any amount of its assets in U.S. government securities. The fund may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and over-the-counter options bought by the fund.

Emerging Markets Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 15% of its net assets in illiquid securities. Emerging Markets Series will not invest more than 5% of its total assets in any of the following: (i) debt securities rated at the time of purchase lower than BBB by S&P or Baa by Moody's, (ii) structured investments, and (iii) securities of Russian issuers. Emerging Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Emerging Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only, Emerging Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that
(i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund.

EMERGING FIXED INCOME MARKETS SERIES The fund's investment goal is high total return, consisting of current income and capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

Under normal market conditions, the fund will invest at least 65% of total assets in debt securities of companies, governments and government agencies located in emerging market countries. The fund may invest up to 35% of total assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Emerging Fixed Income Markets Series seeks high total return by investing at least 65% of its total assets in a portfolio of "fixed income" or debt obligations of sovereign or sovereign-related entities of emerging market countries, as well as debt obligations of emerging market companies. For purposes of this restriction, the fund uses the term "fixed income" generically to mean debt obligations of all types, including debt obligations which pay a variable or floating rate of interest as well as a fixed rate of interest. In selecting investments for Emerging Fixed Income Markets Series, the manager will draw on its experience in global investing in seeking to identify those markets and issuers around the world which are anticipated to provide the opportunity for high current income and capital appreciation. Debt securities issued in emerging markets are generally rated below investment grade. Consequently, the fund anticipates that a substantial percentage of its assets may be invested in higher risk, lower quality debt securities, commonly known as "junk bonds." These investments are speculative in nature.

Emerging   Fixed   Income   Markets   Series'   investments   in   sovereign  or
sovereign-related debt obligations may consist of (i) bonds, notes, bills, debentures or other fixed income or floating rate securities issued or guaranteed by governments, governmental agencies or instrumentalities, or government owned, controlled or sponsored entities, including central banks, located in emerging market countries (including loans and participations in and assignments of portions of loans between governments and financial institutions), (ii) debt securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities issued by any of the entities described above, including indexed or currency-linked securities, and (iii) debt securities issued by supra-national organizations such as the Asian Development Bank, the Inter-American Development Bank, and the Corporacion Andina de Fomento, among others. These securities may be issued in either registered or bearer form. These securities may include Brady Bonds which are discussed below.

                                       3

PAGE

Emerging Fixed Income Markets Series' investments in debt obligations of private sector companies in emerging market countries may take the form of bonds, notes, bills, debentures, convertible securities, warrants, indexed or currency-linked securities, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Emerging market country debt securities held by Emerging Fixed Income Markets Series may or may not be listed or traded on a securities exchange. Emerging Fixed Income Markets Series will not be subject to any restrictions on the maturities of the emerging market country debt securities it holds; those maturities may range from overnight to more than 30 years.

With respect to up to 35% of its total assets, Emerging Fixed Income Markets Series may (i) invest in dividend-paying common stock of U.S. and foreign corporations; (ii) invest in preferred equity securities, including those debt securities which may have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (iii) engage in transactions involving the various investment techniques described below.

Emerging Fixed Income Markets Series may invest up to 5% of its assets in warrants (not counting warrants acquired in units or attached to other securities), and up to 15% of its net assets in illiquid securities. Emerging Fixed Income Markets Series will not invest more than 5% of its total assets in securities of Russian issuers. Emerging Fixed Income Markets Series may invest in debt securities rated below BBB by S&P or Baa by Moody's (or unrated debt securities determined by the fund's manager to be of comparable quality). Emerging Fixed Income Markets Series may borrow up to one-third of the value of its total assets and may lend portfolio securities with an aggregate market value of up to one-third of its total assets. Emerging Fixed Income Markets Series may purchase and sell put and call options on securities or indices, provided that (i) the value of the underlying securities on which options may be written at any one time will not exceed 25% of the fund's total assets, and (ii) the fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets. Emerging Fixed Income Markets Series may enter into forward foreign currency contracts and may purchase and write put and call options on foreign currencies. For hedging purposes only (including anticipatory hedges where the manager seeks to anticipate an intended shift in maturity, duration or asset allocation), Emerging Fixed Income Markets Series may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of these futures contracts, provided that (i) the fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and (ii) the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the fund. Emerging Fixed Income Markets Series may enter into swap agreements, provided that the fund will not enter into an agreement with any single party if the amount owed or to be received under any existing contracts with that party would exceed 5% of the fund's assets.

With the exception of the investment objectives and restrictions specifically identified as fundamental, all investment policies and practices described in the prospectus and this SAI may be changed by the board of directors without shareholder approval. Each fund's policies and restrictions discussed in the prospectus and this SAI are considered at the time the fund makes an investment. The funds are generally not required to sell a security because of a change in circumstances.

Each fund is authorized to engage in certain investment techniques and strategies. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the funds in some of the markets in which the funds will invest and may not be available for extensive use in the future.

The following is a description of the various types of securities the funds may buy.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price. A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified

                                       4

PAGE

number of shares of the underlying common stock at a specified exercise price at any time on or before the expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a fund does not exercise or dispose of a warrant before its expiration, it will expire worthless.

DEPOSITARY RECEIPTS Depositary receipts are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs"). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored depositary receipts and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of investments in foreign securities, as discussed below. For purposes of the funds' investment policies, the funds' investments in depositary receipts will be deemed to be investments in the underlying securities.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

The funds are not limited as to the type of debt securities in which they may invest. For example, bonds may include Eurobonds, Global Bonds, Yankee Bonds, bonds sold under SEC Rule 144A, restructured external debt such as Brady Bonds, as well as restructured external debt that has not undergone a Brady-style debt exchange, or other types of instruments structured or denominated as bonds. Issuers of debt securities may include the U.S. government, its agencies or instrumentalities; a foreign government, its agencies or instrumentalities; supranational organizations; local governments, their agencies or instrumentalities; U.S. or foreign corporations; and U.S. or foreign banks, savings and loan associations, and bank holding companies. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the Securities and Exchange Commission for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A global bond is also known as a global certificate.

Debt securities purchased by the funds may be rated below BBB by S&P or Baa by Moody's or, if unrated, of comparable quality as determined by each fund's manager. Each fund except Emerging Fixed Income Markets Series will limit its investment in such debt securities to 5% of its total assets. The board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the funds and their shareholders. The funds may buy debt securities rated as low as C by Moody's or S&P (or comparable unrated securities as determined by each fund's manager). Debt securities rated C by Moody's are the lowest rated class of bonds and may be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are typically subordinated to senior debt which is vulnerable to default and is dependent on favorable conditions to meet timely payment of interest and repayment of principal. Debt securities rated C are therefore risky and speculative investments.

                                       5

PAGE


Each fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated Prime-1 by Moody's or A-1 by S&P or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Each of the funds may invest in debt or preferred securities which have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests. Such equity features may enable the holder of the bond or preferred security to benefit from increases in the market price of the underlying equity.

To the extent a fund invests in debt securities, it may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a fund must distribute substantially all of its net investment income to shareholders on an annual basis (see Distributions and Taxes). Thus, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

BRADY BONDS AND OTHER SOVEREIGN-RELATED DEBT Emerging Fixed Income Markets Series may invest a portion of its assets in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, the Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela and Vietnam. In addition, some countries have negotiated and others are expected to negotiate similar restructurings to the Brady Plan and, in some cases, their external debts have been restructured into new loans or promissory notes:
namely Bolivia, Russia, Macedonia and Bosnia.

Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they have been actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable  interest  rate at that time and is  adjusted  at  regular  intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

LOAN PARTICIPATIONS AND ASSIGNMENTS Emerging Fixed Income Markets Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a sovereign, sovereign-related or corporate entity and one or more financial institutions ("Lenders"). Emerging Fixed Income Markets Series may invest in such Loans in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically will result in Emerging Fixed Income Markets Series having a contractual relationship only with the Lender, not with the borrower. Emerging Fixed Income Markets Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, Emerging Fixed Income Markets Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and Emerging Fixed Income Markets Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, Emerging Fixed Income Markets Series will assume the credit risk of both the borrower and the Lender that is selling the Participation.


                                       6

PAGE


In the event of the insolvency of the Lender selling a Participation, Emerging Fixed Income Markets Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Emerging Fixed Income Markets Series will acquire Participations only if the Lender interpositioned between Emerging Fixed Income Markets Series and the borrower is believed by the manager to be creditworthy. When Emerging Fixed Income Markets Series purchases Assignments from Lenders, Emerging Fixed Income Markets Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

Emerging Fixed Income Markets Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, Emerging Fixed Income Markets Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the ability of Emerging Fixed Income Markets Series to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities. Each of the funds, except Emerging Fixed Income Markets Series, will limit its investment in structured investments to 5% of its total assets.

MORTGAGE-BACKED SECURITIES Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as a fund. Most issuers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. A fund may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, and other government agencies. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by a fund will be those which at the time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the manager to be of investment grade quality.

REPURCHASE AGREEMENTS Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each fund's manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve

                                       7

PAGE

risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The funds will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES The funds may lend to qualified securities dealers and other institutional investors portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

BORROWING Each fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities to meet redemption requests, to pay expenses or for other temporary needs. Under the Investment Company Act of 1940, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES Each fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date to attempt to "lock" in gains or avoid losses, or if otherwise deemed advisable by the manager.

Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, and therefore there could be an unrealized loss at the time of delivery. In addition, while an issuer of when-issued securities has made a commitment to issue the securities as of a specified future date, there can be no assurance that the securities will be issued and that the trade will settle. In the event settlement does not occur, any appreciation in the value of the when-issued security would be lost, including the amount of any appreciation "locked" in by the sale of an appreciated security prior to settlement. Each fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's net commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, for example, it may invest the fund's portfolio in a temporary defensive manner.

Under such circumstances, each fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by each fund's manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks having total assets in excess of $1 billion; and repurchase agreements with banks and broker-dealers with respect

                                       8

PAGE

to such securities. In addition, for temporary defensive purposes, each fund may invest up to 25% of its total assets in obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. foreign banks; provided that a fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its total assets.

ILLIQUID INVESTMENTS Growth Series' and Foreign Equity Series' policy is not to invest more than 10% of net assets, at the time of purchase, in illiquid securities. Emerging Markets Series' and Emerging Fixed Income Markets Series' policy is not to invest more than 15% of net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a fund has valued them. Illiquid securities also include securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

The managers, based on a continuing review of the trading markets, may consider certain restricted securities which may otherwise be deemed to be illiquid, that are offered and sold to "qualified institutional buyers," to be liquid. The board has adopted guidelines and delegated to the managers the daily function of determining and monitoring the liquidity of restricted securities. The board, however, will oversee and be ultimately responsible for the determinations. If the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

FUTURES CONTRACTS Although the funds have the authority to buy and sell financial futures contracts, they presently have no intention of entering into such transactions. For hedging purposes only (including anticipatory hedges where the manager seeks to anticipate an intended shift in maturity, duration or asset allocation), the funds may buy and sell covered financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When a fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when a fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the Investment Company Act of 1940. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

A fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of a fund.

At the time a fund purchases a futures contract, an amount of liquid assets equal to the market value of the futures contract will be segregated. When writing a futures contract, a fund will segregate liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the fund maintains the difference in liquid assets).

OPTIONS ON SECURITIES OR INDICES Although the funds have the authority to write (i.e., sell) covered put and call options in order to hedge a portion of its portfolio and/or to generate income to offset operating expenses and buy put and call options on securities or securities indices in order to hedge against market shifts, they presently have no intention of entering into such transactions. Options purchased or written by a fund will be traded on U.S. and foreign exchanges or in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the

                                       9

PAGE

option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A fund may write a call or put option only if the option is "covered." A call option on a security written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration that is segregated) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or segregated liquid assets. A put option on a security written by a fund is "covered" if the fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the fund's manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, a fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a fund's security holdings being hedged.

A fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, a fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a fund. A fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

                                       10

PAGE


FOREIGN CURRENCY HEDGING TRANSACTIONS In order to hedge against foreign currency exchange rate risks, the funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The funds will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency, or when a fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." A fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The funds have no specific limitation on the percentage of assets they may commit to forward contracts, subject to their stated investment objectives and policies, except that a fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the fund's ability to meet redemption requests. Because in connection with a fund's forward foreign currency transactions an amount of the fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a fund will always have those liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. In addition, when the fund sells a forward contract, it will cover its obligation under the contract by segregating liquid assets, or by owning securities denominated in the corresponding currency and with a market value equal to or greater than the fund's obligation. The segregated assets will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, a fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a fund than if it had not engaged in such contracts.

The funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a fund will be traded on U.S. and foreign exchanges or over-the-counter.

The funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a fund's manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

SWAP AGREEMENTS Emerging Fixed Income Markets Series may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return)

                                       11

PAGE

earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Emerging Fixed Income Markets Series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Emerging Fixed Income Markets Series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the fund's portfolio. Emerging Fixed Income Markets Series will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the fund's assets.

                                       12

PAGE


Whether Emerging Fixed Income Markets Series' use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, Emerging Fixed Income Markets Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause Emerging Fixed Income Markets Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the funds' repurchase agreement guidelines. Certain restrictions imposed on Emerging Fixed Income Markets Series by the Code may limit its ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect Emerging Fixed Income Markets Series' ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

CLOSED-END AND OPEN-END INVESTMENT COMPANIES Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The Investment Company Act of 1940 limits the amount each fund may invest in securities of closed-end investment companies, including those that invest principally in securities that a fund may purchase. These restrictions may limit opportunities for a fund to invest indirectly in certain emerging markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Investment by a fund in shares of closed-end investment companies would involve duplication of fees, in that shareholders would bear both their proportionate share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies. Emerging Fixed Income Markets Series may invest in open-end investment companies as well, subject to the above restrictions, and subject to a maximum of 10% of its total assets in closed and open-end funds combined.

CONVERTIBLE SECURITIES As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security, issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

                                       12
PAGE

A fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security. A convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a fund. The funds may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a fund's ability to dispose of particular securities, when necessary, to meet a fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Each fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

CONCENTRATION AND DIVERSIFICATION Each fund reserves the right to invest more than 25% of its assets in any one country, but will not invest more than 25% of its total assets in any one industry (excluding the U.S. government). Under normal circumstances, each fund will invest at least 65% of its assets in issuers domiciled in at least three different nations (one of which may be the United States). Each fund, except Emerging Fixed Income Markets Series, may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities.

                                       13

PAGE

PORTFOLIO TURNOVER Growth Series, Foreign Equity Series and Emerging Markets Series each invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, each of these funds expects to have a portfolio turnover rate of less than 50%. The manager may engage in short-term trading in the portfolio of Emerging Fixed Income Markets Series when such trading is considered consistent with the fund's investment objective. Also, a security may be sold and another of comparable quality simultaneously purchased to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. As a result of its investment policies, under certain market conditions, the portfolio turnover rate of Emerging Fixed Income Markets Series may be higher than

                                       14

PAGE


that of other mutual funds, and is expected to be between 400% and 500%. Because a higher turnover rate increases transaction costs and may increase capital gains, the manager carefully weighs the anticipated benefits of short-term investment against these consequences.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund MAY NOT:

1. Invest in real estate or mortgages on real estate (although a fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the Investment Company Act of 1940 (1940 Act); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in this SAI).

2. Purchase or retain securities of any company in which directors or officers of Templeton Institutional Funds, Inc. or a fund's manager, individually owning more than of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the fund's total assets (i) more than 5% of the fund's total assets would then be invested in securities of any single issuer, or (ii) the fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Emerging Fixed Income Markets Series.

4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities. Emerging Fixed Income Markets Series may invest in debt instruments of all types consistent with its investment objectives and policies.

6. Borrow money, except that a fund may borrow money from banks in an amount not exceeding 33% of the value of its total assets (including the amount borrowed).

7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years; provided that this restriction does not apply to Emerging Fixed Income Markets Series.

8. Invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges; provided that this restriction does not apply to Emerging Fixed Income Markets Series. Warrants acquired by a fund in units or attached to securities are not included in this restriction.

9. Invest more than 25% of its total assets in a single industry./1/

10. Participate on a joint or a joint and several basis in any trading account in securities; (See "Risks" below and "Goals and Strategies" above as to transactions in the same securities for a fund and/or other mutual funds with the same or affiliated advisers.)

A fund also may be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

/1/ The SEC considers each foreign government to be a separate industry.


                                       14

PAGE

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

If a fund receives from an issuer of securities held by the fund subscription rights to purchase securities of that issuer, and if the fund exercises such subscription rights at a time when the fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

RISKS
-------------------------------------------------------------------------------
Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the funds, nor can there be any assurance that a fund's investment goal will be attained. As with any investment in securities, the value of, and income from, an investment in the funds can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the funds' portfolio securities, including general economic conditions and market factors. Additionally, investment decisions made by the managers will not always be profitable or prove to have been correct. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the funds will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country or region in which a fund is invested in equity securities may also be reflected in declines in the price of the shares of the fund. Changes in prevailing rates of interest in any of the countries or regions in which a fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of fund shares. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of a fund's shares. In addition, changes in currency valuations will affect the price of the shares of a fund. History reflects both decreases and increases in stock markets and interest rates in individual countries and throughout the world and in currency valuations, and these may occur unpredictably in the future. The funds are not intended as a complete investment program.

FOREIGN SECURITIES RISK You should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (NYSE) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S.

                                       15

PAGE

economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by a fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights

                                       16
PAGE

or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY RISK Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country, withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign tax on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Through each fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the funds, each fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE RISK To the extent a fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of a fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW-RATED SECURITIES RISK Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded.

                                     17
PAGE

The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if a fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery. A fund will not invest more than 5% of its total assets in defaulted debt securities, which may be illiquid.

The table below shows the percentage of the Emerging Fixed Income Markets Series' assets invested in securities rated by S&P in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1998.


S&P RATING                              AVERAGE WEIGHTED
                                      PERCENTAGE OF ASSETS
AAA                                          23.83%
BBB-                                          1.44%
BB+                                           1.48%
BB                                           35.86%
BB-                                          13.26%
B+                                           12.00%
B                                             9.97%
B-                                            1.29%
CCC-                                          0.87%


MORTGAGE-BACKED SECURITIES RISK Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. An unexpected rise in interest rates could reduce the rate of principal prepayments on mortgage securities and extend the life of these securities. This could cause the price of these securities and a fund's share price to fall and would make these securities more sensitive to interest rate changes. This is called "extension risk."

SMALLER COMPANIES RISK Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

DERIVATIVE SECURITIES RISK A fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any

                                       18
PAGE

particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

REPURCHASE AGREEMENT RISK The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of the fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that a fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

LEVERAGE RISK Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------
Templeton Institutional Funds, Inc. (Company) has a board of directors. The board is responsible for the overall management of the funds, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the funds who are responsible for administering the funds' day-to-day operations. The board also monitors the Foreign Equity Series to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the funds, and principal occupations during the past five years are shown below.

Harris J. Ashton (66)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

*Nicholas F. Brady (69)
16 North Washington Street, Easton, MD 21601
DIRECTOR

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993) and Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988).

Frank J. Crothers (54)
P.O. Box N-3238, Nassau, Bahamas
DIRECTOR

Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co., Ltd.; President, Provo Power Corporation; director of various other business and non-profit organizations; and director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

John Wm. Galbraith (77)
360 Central Avenue, Suite 1300
St. Petersburg, FL 33701
DIRECTOR

President, Galbraith Properties, Inc. (personal investment company); Director Emeritus, Gulf West Banks, Inc. (bank holding company) (1995-present); director or trustee, as the case may be, of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Mercantile Bank

                                       19

PAGE


(1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd. (1986-1992), and Chairman, Templeton Funds Management, Inc. (1974-1991).

Andrew H. Hines, Jr. (76)
150 2nd Avenue N., St. Petersburg, FL 33701
DIRECTOR

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016
DIRECTOR

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director,
Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

Betty P. Krahmer (69)
2201 Kentmere Parkway, Wilmington, DE 19806
DIRECTOR

Director or trustee of various civic associations; director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Fred R. Millsaps (70)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Constantine Dean Tseretopoulos (45)
Lyford Cay Hospital, P.O. Box N-7776
Nassau, Bahamas
DIRECTOR

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Intern, Greater Baltimore Medical Center (1982-1985).

James R. Baio (45)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
TREASURER

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of 21 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants) (1977-1989).

                                       20

PAGE

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, LLC; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Barbara J. Green (51)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
SECRETARY

Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).

Mark G. Holowesko (39)
Lyford Cay, Nassau, Bahamas
VICE PRESIDENT

President, Templeton Global Advisors Limited; Chief Investment Officer, Global Equity Group; Executive Vice President and Director, Templeton Worldwide, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Investment Administrator, RoyWest Trust Corporation (Bahamas) Limited (1984-1985).

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

John R. Kay (58)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; officer of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

                                       21
PAGE

Elizabeth M. Knoblock (44)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091
Vice President - COMPLIANCE

General Counsel, Secretary and Senior Vice President, Templeton Investment Counsel, Inc.; Senior Vice President, Templeton Global Investors, Inc.; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Associate General Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice President and Associate General Counsel, Shearson Lehman Hutton Inc. (1988), Vice President and Assistant General Counsel, E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel, Division of Investment Management, U.S. Securities and Exchange Commission (1984-1986).

J. Mark Mobius (62)
Two Exchange Square, 39th Floor, Suite 3905-08
Hong Kong
VICE PRESIDENT

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; officer of eight of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987) and Director, Vickers da Costa, Hong Kong (1983-1986).

Donald F. Reed (54)
1 Adelaide Street East, Suite 2101
Toronto, Ontario Canada M5C 3B8
PRESIDENT

Executive Vice President, Templeton Worldwide, Inc.; President, Templeton Investment Counsel, Inc.; President and Chief Executive Officer, Templeton Management Limited; Co-founder and Director, International Society of Financial Analysts; Chairman, Canadian Council of Financial Analysts; and FORMERLY, President and Director, Reed Monahan Nicholishen Investment Counsel (1982-1989).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Company pays noninterested board members and Mr. Brady an annual retainer of $12,000 and a fee of $900 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by the Franklin Templeton Group of Funds.

                                                                                                    NUMBER OF
                                                                                                    BOARDS IN
                                                                         TOTAL FEES                THE FRANKLIN
                                                                        RECEIVED FROM               TEMPLETON
                                                  TOTAL FEES            THE FRANKLIN                  GROUP
                                                   RECEIVED               TEMPLETON                  OF FUNDS
                                                   FROM THE                 GROUP                    ON WHICH
NAME                                               FUND(1)               OF FUNDS(2)              EACH SERVES(3)
----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton                                   $16,500                $361,157                      48
Nicholas F. Brady                                   16,500                 140,975                      20
Frank J. Crothers                                   17,903                  47,700                       6
S. Joseph Fortunato                                 16,500                 367,835                      50
John Wm. Galbraith                                  15,700                 134,425                      19
Andrew H. Hines, Jr                                 16,500                 208,075                      21
Edith E. Holiday                                    16,500                 211,400                      24
Betty P. Krahmer                                    16,500                 141,075                      20
Gordon S. Macklin                                   16,500                 361,157                      48
Fred R. Millsaps                                    17,394                 210,075                      21
Constantine D. Tseretopoulos                        18,803                 51,500                        6

1. For the fiscal year ended December 31, 1998.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S.
based funds or series.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest

                                       22

PAGE

one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------
MANAGER AND SERVICES PROVIDED The Growth Series and Foreign Equity Series' manager is Templeton Investment Counsel, Inc. The Emerging Markets Series investment manager is Templeton Asset Management Ltd. - Hong Kong. The Emerging Fixed Income Markets Series' manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The managers are wholly owned subsidiaries of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries.
Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the funds to buy, hold or sell. The managers also select the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the funds, the managers and its officers, directors and employees are covered by fidelity insurance. Templeton Asset Management Ltd. - Hong Kong renders its services to the Emerging Fixed Income Markets Series from outside the U.S.

The Templeton organization has been investing globally since 1940. The managers and their affiliates have offices in Argentina, Australia, Bahamas, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the managers on behalf of the funds. Similarly, with respect to the funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the managers and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES Growth Series, Foreign Equity Series and Emerging Fixed Income Markets Series pay their respective managers a monthly fee equal on an annual basis to 0.70% of their average daily net assets during the year. Emerging Markets Series pays its manager a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year.

For the last three fiscal years ended December 31, the funds paid the following management fees:


                                                    MANAGEMENT FEES PAID ($)
                                          1998                  1997                  1996
-------------------------------------------------------------------------------------------
Growth Series                           434,268            1,946,728             1,656,913
Foreign Equity Series                30,272,145            23,912,568            16,525,094
Emerging Markets Series              23,147,831            25,766,850            15,676,692
Emerging Fixed Income
  Markets Series                              0(1)                  0(2)              --


1. For the period January 1, 1998 through December 31, 1998, management fees, before any advance waiver, totaled $15,136. Under an agreement by the manager to waive its fees, the fund paid no management fees.

2. For the period June 4, 1997 (inception) through December 31, 1997, management fees, before any advance waiver, totaled $8,484. Under an agreement by the manager to waive its fees, the fund paid no management fees.

                                       23

PAGE

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' managers and principal underwriter. The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

o    0.15% of the funds' combined average daily net assets up to $200 million;

o    0.135% of average daily net assets over $200 million up to $700 million;

o    0.10% of average daily net assets over $700 million up to $1.2 billion; and

o    0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Company paid the following administration fees:

                                                      ADMINISTRATION FEES PAID ($)
                                           1998                 1997                 1996
-------------------------------------------------------------------------------------------
Growth Series                             52,170              236,356              211,998
Foreign Equity Series                  3,636,696            2,903,341            2,117,449
Emerging Markets Series                1,557,264            1,751,904            1,127,833
Emerging Fixed Income
  Markets Series                               0(2)                 0(3)              --

1.  Before  October  1,  1996,   Templeton  Global   Investors,   Inc.  provided
administrative services to the funds.

2. For the period January 1, 1998 through December 31, 1998, administration fees, before any advance waiver, totaled $1,818. Under an agreement by FT Services to waive its fees, the fund paid no administration fees.

3. For the period June 4, 1997 (inception) through December 31, 1997, administration fees, before any advance waiver, totaled $1,030. Under an agreement by FT Services to waive its fees, the fund paid no administration fees.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The funds also may reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the funds' Annual Report to Shareholders and reviews the funds' registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------
The managers select brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client

                                       24
PAGE

accounts over which it exercises investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the managers in carrying out their overall responsibilities to its clients.

Since most purchases by the Emerging Fixed Income Markets Series are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the funds, any portfolio securities tendered by the funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the managers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board pursuant to Rule 17a-7 under the 1940 Act.

During the last three fiscal years ended December 31, the funds paid the following brokerage commissions:

                                                 BROKERAGE COMMISSIONS ($)
                                         1998                 1997                1996
------------------------------------------------------------------------------------------
Growth Series                           81,134              391,067              173,658
Foreign Equity Series                3,863,065            2,666,430            2,138,850
Emerging Markets Series              5,522,111            6,813,142            3,832,003
Emerging Fixed Income
  Markets Series                             0                   0(1)               --

1. For the period June 4, 1997 (inception) through December 31, 1997.

As of December 31, 1998, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable

                                       25

PAGE

to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares).

                                       26

PAGE

The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 3.03% of the dividends paid by the Growth Series for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the Emerging Market Series' and Foreign Equity Series' income is derived primarily from investments in foreign rather than domestic U.S securities, no portion of their distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by these funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Because the Emerging Fixed Income Markets Series' income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by this fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------
Each fund is a series of Templeton Institutional Funds, Inc. (Company), which is an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on July 6, 1990, and is registered with the SEC.

Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the funds (except Foreign Equity Series - Service Shares) are considered Advisor Class shares for redemption, exchange and other purposes. Foreign Equity Series - Service Shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the funds' shares were considered Class I shares.

The Foreign Equity Series currently offers two classes of shares, Primary Shares and Service Shares. Before May 1, 1999, Primary Shares did not have a class designation. The fund began offering Service Shares on May 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

o    Foreign Equity Series - Primary Shares

o    Foreign Equity Series - Service Shares

Shares of each class of the Foreign Equity Series represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Company does not intend to hold annual shareholder meetings. The Company or a fund may hold

                                       27

PAGE


special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 5, 1999, the principal shareholders of the funds, beneficial or of record, were:

NAME AND ADDRESS                                               PERCENTAGE (%)
-------------------------------------------------------------------------------
EMERGING FIXED INCOME MARKETS SERIES
Templeton Global Investors Inc.(1)
Corporate Accounting Attn. Michael Corcoran
555 Airport Blvd. 4th Fl. Burlingame, CA 94010                      100

GROWTH SERIES
Peter Norton TTEE
Norton Family Cru Trust
DTD 2-15-92
225 Arizona Ave. 2nd Fl. W
Santa Monica, CA 90401-1210                                       35.31

Peter Norton TTEE
Norton Family Foundation Trust
DTD 12-12-88
225 Arizona Ave. 2nd Fl. W
Santa Monica, CA 90401-1210                                       12.23

Northern Trust Company Cust.
FBO Peter Norton
DTD 4-28-89
P.O. Box 92956
Chicago, IL 60675-2956                                             6.95

National City Bank
Cust. Mt. Union College
Attn. Mutual Funds
P.O. Box 94984                                                     8.69


T Rowe Price TTEE
FBO Honeywell
10090 Red Run Blvd.
Owings Mills, MD 21117                                            28.42

EMERGING MARKETS SERIES
New York State Common
Retirement Fund
Alfred E. Smith
State Office Building Sixth Fl.
Albany, NY 12236                                                  19.02

1. Templeton Global Investors, Inc. is a Delaware corporation and is wholly owned subsidiary of Templeton Worldwide, Inc., which is a wholly owned subsidiary of Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of February 5, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------
The funds continuously offer its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying fund shares,

                                       28
PAGE


o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the funds might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

REDEMPTIONS IN KIND The funds have committed themselves to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the funds' net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the funds. In these circumstances, the securities distributed would be valued at the price used to compute the funds' net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SUBSTANTIAL REDEMPTIONS A number of fund shareholders are institutions with significant shareholdings that may be redeemed at any time. If a substantial number or amount of redemptions should occur within a relatively short period of time, a fund may have to sell portfolio securities it would otherwise hold and incur the additional transactions costs. The sale of portfolio securities may result in the recognition of capital gains, which will be distributed annually and generally will be taxable to shareholders as ordinary income or capital gains. Shareholders are notified annually regarding the federal tax status of distributions they receive (see Distribution and Taxes).

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless

                                       29

PAGE

you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. A fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------
When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within

                                       30

PAGE

the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

PERFORMANCE
-------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended December 31, 1998, were:

                                       31
PAGE


                                     INCEPTION                               SINCE
                                        DATE          1 YEAR     5 YEARS   INCEPTION
-------------------------------------------------------------------------------------
Growth Series                            5/3/93        2.98%     10.46%       12.76%
Foreign Equity Series                  10/18/90       10.16%     11.07%       12.55%
Emerging Markets Series                  5/3/93      -18.03%     -5.44%        0.09%
Emerging Fixed Income
 Markets Series                         6/4/97       -3.98%       --          4.97%

The following SEC formula was used to calculate these figures:

                                  P(1T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 1998, were:


                                    INCEPTION                                SINCE
                                      DATE        1 YEAR      5 YEARS      INCEPTION
--------------------------------------------------------------------------------------
Growth Series                        5/3/93        2.98%       64.42%        97.37%
Foreign Equity Series              10/18/90       10.16%       69.01%       163.70%
Emerging Markets Series              5/3/93      -18.03%      -24.38%         0.52%
Emerging Markets Fixed
 Income Series                       6/4/97       -3.98%         --           7.95%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the funds and the managers also may refer to the following information: The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

o The geographic and industry distribution of the fund's portfolio and each fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange

                                       32

PAGE

     controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, a fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The funds' portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------
The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

Templeton Institutional Funds, Inc. is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for approximately 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 114 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

You will receive the funds' financial reports every six months. If you would like to receive an interim report of the funds' portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF BOND RATINGS
-------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters,

                                       34

PAGE

adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied

CCC-rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




                                    35